Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Event.
Subsequent Event

21.Subsequent Event

In January 2025, the Group fully repaid the US$2.5 million short-term bank loan under the credit facility agreement entered into with a commercial bank in January 2024.

In February 2025, the Group entered into a credit facility agreement with a commercial bank under which the Group can draw down up to US$2.0 million by Juanuary 2028, with interest rate of 2.88%. Each drawdown under the facility has a loan term of 12 months from the date of disbursement. From January 1 to April 28, 2025, the Group has drawn down the credit facility of US$1.3 million and has made no repayment as of the date of this annual report.